UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2025 (January 13, 2025)

CĪON Investment Corporation

 (Exact Name of Registrant as Specified in Charter)

Maryland	000-54755	45-3058280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Park Avenue, 25th Floor New York, New York 10017
(Address of Principal Executive Offices)

(212) 418-4700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	CION	The New York Stock Exchange
7.50% Notes due 2029	CICB	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On January 13, 2025, Murray Hill Funding, LLC (“Murray Hill Funding”), a wholly-owned, special purpose financing subsidiary of CĪON Investment Corporation (“CION”), entered into (i) a Seventh Amended and Restated Master Confirmation (Class A-1 Notes) to the Global Master Repurchase Agreement (the “Seventh Amended Master Confirmation”) with UBS AG (“UBS”), and (ii) a Third Amended and Restated Master Confirmation (Class A-R Notes) to the Global Master Repurchase Agreement (the “Third Amended Master Confirmation”, and together with the Seventh Amended Master Confirmation, the “Confirmations”) with UBS.

Under the Confirmations, the date that Murray Hill Funding will be required to repurchase the Class A-1 Notes and the Class A-R Notes previously sold to UBS under the UBS facility was extended from January 15, 2025 to February 14, 2025 as a bridge to the parties entering into a broader amendment to the UBS facility. No other material terms of the UBS facility were revised in connection with the Confirmations.

The foregoing description of the Confirmations as set forth in this Item 1.01 is a summary only and is qualified in all respects by the provisions of such agreements, copies of which are attached hereto as Exhibits 10.1 and 10.2 and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Seventh Amended and Restated Master Confirmation to the Global Master Repurchase Agreement (Class A-1 Notes), dated as of January 13, 2025, by and between Murray Hill Funding, LLC and UBS AG.
10.2	Third Amended and Restated Master Confirmation to the Global Master Repurchase Agreement (Class A-R Notes), dated as of January 13, 2025, by and between Murray Hill Funding, LLC and UBS AG.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CĪON Investment Corporation

Date:	January 14, 2025	By:	/s/ Michael A. Reisner
Co-Chief Executive Officer